UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 30, 2003


                            MATTSON TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

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            Delaware                  0-21970                 77-0208119
(State or other jurisdiction       (Commission              (IRS Employer
    of incorporation)              File Number)           Identification No.)

                               47131 Bayside Drive
                            Fremont, California 94538
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (510) 657-5900




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          (Former name or former address, if changed since last report)




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Item 7.  Financial Statements and Exhibits

          (c)     Exhibits.

                  Exhibit No.   Description
                  ----------    -----------
                    99.1        Press release dated July 30, 2003

Item 12.  Results of Operations and Financial Condition

                  On July 30, 2003, Mattson Technology, Inc. (the "Company") issued a press release regarding the Company's financial results for its second fiscal quarter ended June 29, 2003. The full text of the Company's press release is attached hereto as Exhibit 99.1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MATTSON TECHNOLOGY, INC.

Date:  July 30, 2003                          By: /s/ Ludger Viefhues
                                                  ------------------------------
                                                  Ludger Viefhues,
                                                  Executive Vice President and
                                                  Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit No.         Description
----------          -----------

  99.1              Press release dated July 30, 2003